SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 of 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2004



                          ART INTERNATIONAL CORPORATION
                        --------------------------------
       (Exact name of registrant as specified in its charter, as amended)




    Ontario, Canada                000-16008                   98-0082514
------------------------    ------------------------    ------------------------
(State of incorporation)    (Commission File Number)    (IRS Employer ID number)


         5 - 7100 Warden Avenue
         Markham, Ontario                                       L3R 5M7
         ----------------------                         ------------------------
(Address of principal executive offices)                      (Zip Code)


                                 (800) 278-4723
              (Registrant's telephone number, including area code)

Item 8.01         Other Events.

         On October 19, 2004, the Board of Directors declared a stock dividend of one (1) common shares for each one common share held at the record date of October 29, 2004. On November 5, 2004, the one (1) additional shares of common arising from the share dividend will be paid and distributed. Attached as
Exhibit 99.1 and incorporated by reference is a copy of a press release of ART International Corporation (the "Company") dated October 25, 2004 which reports the foregoing stock dividend.

(c)      Exhibit.
         --------

         The following exhibit are included herein:


         99.1     Press Release dated October 25, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   ART INTERNATIONAL CORPORATION




Date: October 25, 2004                             By /s/ Michel van Herreweghe
                                                     ---------------------------
                                                     Michel van Herreweghe,
                                                     Chairman